                           Strong Growth Fund, Inc.

                                                                     EXHIBIT 16

                          SCHEDULE OF COMPUTATION OF
                            PERFOMANCE QUOTATIONS


I.  AVERAGE ANNUAL TOTAL RETURN

    A.  FORMULA
                                     _____
        P(1+T)n = ERV     or     T=\n/ERV/P-1

Where:  P=  a hypothetical inital payment of $10,000

        T=  average annual total return

        n=  number of years


      ERV= ending redeemable value of a hypothetical $10,000 payment made at the beginning of the stated periods at the end of the stated periods.


    B.  CALCULATION
             ____
        T=\n/ERV/P-1

        1.  One-year period 12-31-95 through 12-31-96
                        _____________
            19.52% = \1/11,952/10,000-1

        2.  Since inception 12-31-93 through 12-31-96
                        _____________
            25.49% = \3/19,763/10,000-1

III.  TOTAL RETURN

      A.  FORMULA

          EV-IV
          -----
           IV   =    TR

Where:    EV = Value at the end of the period, including reinvestment of all dividends and capital gains distributions

          IV = Initial value of a hypothetical investment at the net asset value

          TR = Total Return


      B.  CALCULATION

          EV-IV
          -----
           IV     =    TR

          One-year period ended December 31, 1996

               11,952-10,000
               -------------
                  10,000        =     19.52%

                              Strong Value Fund

                                  EXHIBIT 16
                                  ----------

                          SCHEDULE OF COMPUTATION OF
                            PERFORMANCE QUOTATIONS


I.     AVERAGE ANNUAL TOTAL RETURN

       A.    Formula
             -------

                    n                         n_____
             P (1+T) =ERV       or       T = \ /ERV/P - 1


Where:       P =   a hypothetical initial payment of $10,000

             T =   average annual total return

             n =   number of years

           ERV = ending redeemable value of a hypothetical $10,000 payment made at the beginning of the stated periods at the end of the stated periods.



       B.   Calculation
            -----------
                 n_____
            T = \ /ERV/P - 1

            1.      One-year period 12-31-95 through 12-31-96
                              1 _____________
                    16.82% = \ /11,682/10,000 - 1

            2.      Since inception 12-29-95 through 12-31-96
                              1 _____________
                    16.82% = \ /11,682/10,000 - 1


III.   TOTAL RETURN

       A.   Formula
            -------

            EV-IV
            -----
             IV      =     TR

Where:      EV =    Value at the end of the period, including reinvestment of
                    all dividends and capital gains distributions

            IV = Initial value of a hypothetical investment at the net asset value

            TR =    Total Return


       B.   Calculation
            -----------

            EV-IV
            -----
             IV      =     TR

            One year period ended December 31, 1996

                 11,682-10,000
                 -------------
                    10,000          =         16.82%

                            Strong Small Cap Fund

                                  EXHIBIT 16
                                  ----------

                          SCHEDULE OF COMPUTATION OF
                            PERFORMANCE QUOTATIONS



I.     AVERAGE ANNUAL TOTAL RETURN

       A.   Formula
            -------
                   n                       n ____
            P (1+T) =ERV      or      T = \ /ERV/P - 1

Where:      P =   a hypothetical initial payment of $10,000

            T =   average annual total return

            n =   number of years

          ERV = ending redeemable value of a hypothetical $10,000 payment made at the beginning of the stated periods at the end of the stated periods.


       B.   Calculation
            -----------
                 n ____
            T = \ /ERV/P - 1

            1.      One-year period 12-31-95 through 12-31-96
                              1 _____________
                    22.70% = \ /12,270/10,000 - 1

            2.      Since inception 12-29-95 through 12-31-96
                              1 _____________
                    22.70% = \ /12,270/10,000 - 1


III.   TOTAL RETURN

       A.   Formula
            -------

            EV-IV
            -----
             IV      =     TR


Where:      EV =     Value at the end of the period, including reinvestment of
                     all dividends and capital gains distributions

            IV = Initial value of a hypothetical investment at the net asset value

            TR =     Total Return


       B.   Calculation
            -----------

            EV-IV
            -----
             IV      =     TR

            One-year period ended December 31, 1996

                     12,270-10,000
                     -------------
                         10,000     =        22.70%